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                                                                    EXHIBIT 24.1

                                  POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that BANCORP HAWAII, INC. (the "Company") and the undersigned, in the capacities indicated below, hereby constitute and appoint LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, DENIS K. ISONO, JOSEPH T. KIEFER, J. THOMAS VAN WINKLE, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company that may be issued in connection with the Company's acquisition by merger of CU Bancorp, a California corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Company and the undersigned in the capacities indicated below to any registration statement and any and all amendments and supplements to any registration statement and to any instruments or documents filed as a part of or in connection with said amendments or supplements to any registration statement, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, Bancorp Hawaii, Inc. and the undersigned have hereunto set their hands as of the 21st day of March, 1997. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.


                                       BANCORP HAWAII, INC.


                                       By /s/ Lawrence M. Johnson
                                          --------------------------------
                                          LAWRENCE M. JOHNSON
                                          Its Chairman of the Board and
                                          Chief Executive Officer


                                       By /s/ Richard J. Dahl
                                          --------------------------------
                                          RICHARD J. DAHL
                                          Its President

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                                       /s/ Lawrence M. Johnson
                                       -----------------------------------
                                       LAWRENCE M. JOHNSON
                                       Chairman of the Board, Chief
                                       Executive Officer and Director


                                       /s/ Richard J. Dahl
                                       -----------------------------------
                                       RICHARD J. DAHL
                                       President and Director


                                       /s/ David A. Houle
                                       -----------------------------------
                                       DAVID A. HOULE
                                       Senior Vice President, Treasurer and
                                       Chief Financial Officer


                                       /s/ Denis K. Isono
                                       -----------------------------------
                                       DENIS K. ISONO
                                       Vice President and Controller
                                       (Principal Accounting Officer)


                                       /s/ Peter D. Baldwin
                                       -----------------------------------
                                       PETER D. BALDWIN, Director


                                       /s/ Mary G. F. Bitterman
                                       -----------------------------------
                                       MARY G. F. BITTERMAN, Director


                                       /s/ David A. Heenan
                                       -----------------------------------
                                       DAVID A. HEENAN, Director


                                       /s/ Stuart T. K. Ho
                                       -----------------------------------
                                       STUART T. K. HO, Director


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                                       /s/ Herbert M. Richards, Jr.
                                       -----------------------------------
                                       HERBERT M. RICHARDS, JR., Director


                                       /s/ H. Howard Stephenson
                                       -----------------------------------
                                       H. HOWARD STEPHENSON, Director


                                       /s/ Stanley S. Takahashi
                                       -----------------------------------
                                       STANLEY S. TAKAHASHI, Director


                                       /s/ Fred E. Trotter
                                       -----------------------------------
                                       FRED E. TROTTER, Director


                                       /s/ K. Tim Yee
                                       -----------------------------------
                                       K. TIM YEE, Director


                                          3